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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to §240.14a-12
DEPOMED, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DEPOMED, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 5, 2001

TO THE SHAREHOLDERS OF DEPOMED, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DepoMed, Inc., a California corporation (the "Company"), will be held on Tuesday, June 5, 2001 at 11:00 a.m., local time, at 1360 O'Brien Drive, Menlo Park, California 94025 for the following purposes:

  1.
  To elect directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

  2.
  To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

  3.
  To transact such other business as may properly come before the meeting or any adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on April 9, 2001 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

    All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.

By Order of the Board of Directors
Julian N. Stern Secretary
Menlo Park, California April 30, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

DEPOMED, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

    The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of DepoMed, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held Tuesday, June 5, 2001 at 11:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices at 1360 O'Brien Drive, Menlo Park, California 94025. The telephone number at that address is (650) 462-5900.

    These proxy solicitation materials were mailed on or about April 30, 2001 to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

    Shareholders of record at the close of business on April 9, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 8,617,913 shares of the Company's Common Stock, no par value per share (the "Common Stock"), and 12,015 of the Company's Series A Preferred Stock, no par value per share (the "Preferred Stock"), were issued and outstanding at the Record Date.

Revocability of Proxies

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

    Holders of Common Stock are entitled to one vote for each share of Common Stock held. Holders of Preferred Stock are not entitled to vote at the Annual Meeting. In order to constitute a quorum for conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting.

    Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the shareholders, will be borne by the Company. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock.

Quorum; Abstentions and Broker Non-Votes

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Broker non-votes and shares held by persons abstaining will be counted in determining whether a quorum is present at the Annual Meeting. However, abstentions are counted as votes against a proposal for purposes of determining whether or not a proposal has been approved, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

ELECTION OF DIRECTORS

Nominees

    The Bylaws of the Company provide for a Board consisting of at least five and not more than nine directors. Six directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below. Each of the nominees is currently serving as a director of the Company. Except for Julian N. Stern, each of the nominees was elected to his present term by the shareholders of the Company. The present term of each of the directors continues until the Annual Meeting and until his successor has been elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

    The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders and until his successor has been elected and qualified.

    Pursuant to the Securities Purchase Agreement, dated as of January 21, 2000, between the Company, and Elan International Services, Ltd. ("EIS"), a wholly-owned subsidiary of Elan Corporation, plc, for so long as EIS and its affiliates hold at least 10% of the Company's Common Stock on a fully-diluted basis (assuming the conversion of securities convertible into the Company's Common Stock), EIS will be entitled to designate a nominee to serve on the Board. EIS currently holds less than 10% of the Company's Common Stock on a fully-diluted basis.

    The name of and certain other information regarding each nominee is set forth in the table below.

Name of Nominee	Age	Principal Occupation	Director Since
John W. Fara, Ph.D.	58	Chairman, President and Chief Executive Officer of DepoMed	1995
John W. Shell, Ph.D.	76	Founder, Retired Chairman and Chief Scientific Officer of DepoMed	1995
John N. Shell	48	Vice President, Operations of DepoMed	1995
G. Steven Burrill	56	Chief Executive Officer, Burrill & Company	1997
W. Leigh Thompson, M.D., Ph.D.	62	President and Chief Executive Officer, Profound Quality Resources, Inc.	1998
Julian N. Stern	76	Attorney, Heller Ehrman White & McAuliffe LLP	2001

    John N. Shell is Dr. Shell's son. There is no other family relationship between any of the directors or executive officers of the Company. The Articles of Incorporation and Bylaws of the Company contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by the California General Corporation Law.

    John W. Fara, Ph.D. joined the Company as a director in 1995 and was appointed its President and Chief Executive Officer in 1996. In April 2000, he became Chairman of the Board of Directors of the Company succeeding Dr. John W. Shell, the founder of the Company. From 1990 to 1996, Dr. Fara was President and Chief Executive Officer at Anergen, Inc., a biotechnology company. Prior to 1990 he was President of Prototek, Inc., an early stage pharmaceutical development company. Before joining Prototek, he was Director of Biomedical Research and then Vice President of Business Development during ten years with ALZA Corporation (ALZA). Dr. Fara is also a director of IOMED, Inc. and AVI Biopharma, Inc., and is active in the business functions of several professional associations. He received a B.S. from the University of Wisconsin and a Ph.D. from the University of California, Los Angeles.

    John W. Shell, Ph.D. is the founder of DepoMed and served as its Chairman of the Board of Directors from its inception in August 1995 to April 2000, when he retired as the Company's Chairman and Chief Scientific Officer. Dr. Shell served as the Company's President and Chief Executive Officer from 1995 to 1996. Dr. Shell continues to serve as a consultant to the Company. Prior to founding DepoMed, Dr. Shell served as Vice President for Research at Johnson & Johnson's IOLAB division. His experience also includes eight years as a Senior Research Scientist at the Upjohn Company, six years as Director of Research for Allergan Pharmaceuticals, and 15 years with ALZA, dating from its founding in 1968. At ALZA he held positions as Vice President of the pharmaceutical division and corporate Vice President for Business Development. Dr. Shell received his B.A., B.S., and Ph.D. degrees from the University of Colorado.

    John N. Shell has served as a director of the Company since its incorporation in August 1995, and acted as Director of Operations for the Company until 1996, when he was named Vice President, Operations. Prior to working at the Company, Mr. Shell served as Materials Manager at Ebara International Corporation, a multi-national semiconductor equipment manufacturer and ILC Technology, an electro-optics and electronics manufacturer. He also worked in the process and project engineering departments at ALZA. Mr. Shell received his B.A. from the University of California, Berkeley.

    G. Steven Burrill has served as director of the Company since August 1997. He founded and has been Chief Executive Officer of Burrill & Company, a private merchant bank, since 1997. Mr. Burrill served in the same capacity at Burrill & Company's predecessor firm, Burrill & Craves, between 1994 and 1997. Prior to starting Burrill & Company, Mr. Burrill spent 28 years with Ernst & Young LLP, as Partner and as International Chairman of the firm's Manufacturing/High Technology Industry Practice. Mr. Burrill is also a director of TRANSGENE, S.A., Paradigm Genetics, Inc. and several private companies.

    W. Leigh Thompson, M.D., Ph.D. has served as a director of the Company since January 1998. In 1995, he founded Profound Quality Resources, Inc., a private healthcare consulting firm, of which he serves as President and Chief Executive Officer. From 1982 to 1994, he worked at Eli Lilly and Company, where he held the positions of Executive Vice President of Lilly Research Laboratories and Chief Scientific Officer. Dr. Thompson also serves as a director of Bioanalytical Systems, Inc., Guilford Pharmaceuticals, Inc., Inspire Pharmaceuticals, Inc., La Jolla Pharmaceutical Company, Medarex Inc., Orphan Medical, Inc. and a number of private companies.

    Julian N. Stern has served as the Company's Secretary since its founding. He is the sole shareholder of a professional corporation that was formerly a member of the law firm of Heller Ehrman White & McAuliffe LLP. Mr. Stern also serves as a director of ALZA Corporation and a number of private companies.

Required Vote

    The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them will be elected as directors.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
THE ELECTION OF EACH OF THE NOMINATED DIRECTORS

Board Meetings and Committees

    The Board held a total of five meetings during the fiscal year ended December 31, 2000. Each of the directors attended at least 75 percent of the aggregate of all meetings of the Board and of the committees, if any, upon which such director served. The Board has an Audit Committee and a Compensation Committee but no Nominating Committee.

    The principal functions of the Audit Committee are to recommend engagement of the Company's independent auditors, to consult with the Company's auditors concerning the scope of the audit and to review with them the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's financial control procedures and personnel. See the Audit Committee Report included in this Proxy Statement and the Board-approved Audit Committee Charter, which is attached as Appendix A to this Proxy Statement. The Audit Committee, which was composed of Dr. Thompson and Mr. Burrill in fiscal 2000, held one meeting during fiscal 2000. The Audit Committee also met on March 23, 2001 to review the audited financial statements for fiscal 2000. Mr. Stern was appointed to the Audit Committee upon his election to the Board in April 2001.

    The principal functions of the Compensation Committee are to review and approve the Company's executive officer compensation policy and administer the Company's employee stock option plan. The Compensation Committee, which is composed of Dr. Thompson and Mr. Burrill, held one meeting in fiscal 2000.

Compensation of Directors

    Directors do not currently receive any cash compensation from the Company for their services as members of the Board, although they are reimbursed for certain expenses in connection with their attendance at meetings of the Board. In March 2000, each of Dr. Thompson and Mr. Burrill received an option to purchase 10,000 shares of Common Stock at an exercise price of $5.25 per share which vested in 12 equal monthly installments.

MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

    The following table sets forth certain information regarding beneficial ownership of the Common Stock as of the Record Date (i) by each person who is known by the Company to own beneficially more than five percent of the Common Stock, (ii) by each of the Company's directors, (iii) by each of the Company's executive officers named in the Summary Compensation Table below under the caption "Executive Compensation" and (iv) by all directors and executive officers as a group. This table is based upon information supplied by directors, officers and certain principal shareholders, as well as information included in Securities and Exchange Commission filings made by principal shareholders and other third party sources. Unless otherwise indicated in the footnotes to this table and subject to the community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares of Common Stock shown, and sole investment power with respect to the shares of Preferred Stock shown. Percentage of ownership is based on 8,617,913 shares of Common Stock and 12,015 shares of Preferred Stock outstanding as of April 9, 2001. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to the shares. Shares of Common Stock subject to outstanding options and warrants exercisable within 60 days of April 9, 2001 are deemed outstanding for computing the percentage of ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

    Except as otherwise indicated, the address of each individual listed in the table is DepoMed, Inc., 1360 O'Brien Drive, Menlo Park, CA 94025.

Name of Beneficial Owner	Number of Shares of Common Stock	Number Subject to Options and Warrants Exercisable Within 60 Days	Percentage of Common Stock	Number of Shares of Series A Preferred Stock	Percentage of Series A Preferred Stock
OrbiMed Capital LLC(1)	1,428,550	357,100	19.9%	—	—
Elan International Services, Ltd.(2)	714,286	—	8.3%	12,015	100%
Donald G. Drapkin(3)	697,200	—	8.1%	—	—
John W. Shell, Ph.D.	1,166,676	10	13.5%	—	—
John N. Shell	500,010	80,369	6.7%	—	—
John W. Fara, Ph.D.	10	459,036	5.1%	—	—
John F. Hamilton	8,343	133,957	1.6%	—	—
Julian N. Stern	83,333	3,333	1.0%	—	—
G. Steven Burrill	—	55,207	*	—	—
Bret Berner, Ph.D.	—	48,437	*	—	—
W. Leigh Thompson, M.D., Ph.D.	—	11,666	*	—	—
All directors and executive officers as a group (8 persons)	1,758,372	792,015	27.1%	—	—

    * Less than one percent.

(1)
Includes 1,399,979 shares and 349,958 warrants held of record by Caduceus Private Investments LP and 28,571 shares and 7,142 warrants held of record by OrbiMed Associates LLC, both of which are affiliated with OrbiMed Capital LLC, whose address is 767 Third Avenue, New York, NY 10017.

(2)
Elan International Services, Ltd., whose address is 102 St. James Court, Flatts, Smiths Parish, Bermuda, is a wholly-owned subsidiary of Elan Corporation, plc, whose address is Lincoln House, Lincoln Place, Dublin 2, Ireland.

(3)
Donald G. Drapkin's address is 2555 Davie Road, Suite 110, Ft. Lauderdale, FL 33317.

Executive Compensation

    The following table sets forth certain information concerning the compensation of the Company's Chief Executive Officer and each of the Company's other executive officers who earned at least $100,000 during fiscal 2000 (collectively, the "Named Executive Officers") for services in all capacities as officers of the Company during fiscal years 1998, 1999 and 2000. None of the Named Executive Officers earned any bonuses or compensation for the fiscal years other than as set forth in the table or received any restricted stock awards, stock appreciation rights or long-term incentive plan payouts.

Summary Compensation Table

Annual Compensation
	Fiscal Year					Long Term Compensation Options (#)	All Other Compensation ($)(1)
Name and Principal Position			Salary ($)		Bonus ($)
John W. Fara, Ph.D. President, Chief Executive Officer and Chairman	2000 1999 1998		$325,000 285,000 220,000		$125,000 110,000 55,000	125,000 129,167 75,000	$518 456 456
John W. Shell, Ph.D. Former Chairman and Chief Scientific Officer (2)	2000 1999 1998		152,500 280,500 220,000	(3)	— 60,000 55,000	— — —	390 735 735
John F. Hamilton Vice President, Finance and Chief Financial Officer	2000 1999 1998		190,000 175,000 155,000		35,000 35,000 22,500	60,000 42,500 25,000	515 328 264
John N. Shell Vice President, Operations and Director	2000 1999 1998		170,000 155,000 118,896		35,000 30,000 22,500	40,000 27,667 25,000	275 174 160
Bret Berner, Ph.D. Vice President, Product Development	2000 1999		170,000 155,000		35,000 25,000	40,000 22,500	278 174
	1998	(4)	10,631		10,000	45,000	15

(1)
Represents payments of term life insurance premiums paid by the Company on behalf of the Named Executive Officers.

(2)
Dr. Shell served as Chairman and Chief Scientific Officer from December 1996 until his retirement in April 2000. Subsequently, Dr. Shell has served as a consultant to the Company.

(3)
Compensation is for partial year and includes $44,200 that Dr. Shell received in connection with services performed as a consultant to the Company after his retirement in April 2000.

(4)
Dr. Berner was appointed the Company's Vice President, Product Development in December 1998. Compensation is for partial year.

    The following table sets forth certain information regarding grants of stock options made during the fiscal year ended December 31, 2000 to the Named Executive Officers. Since inception, the Company has not granted any stock appreciation rights.

Option Grants in Last Fiscal Year

	Individual Grants (1)
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
		% of Total Options Granted to Employees in Fiscal Year (3)
	Number of Securities Underlying Options Granted (#)
			Exercise Price ($/sh) (4)
				Expiration Date
Name					5% ($)	10% ($)
John W. Fara, Ph.D.	125,000	30.0%	$3.75	6/07/10	$294,794	$747,067
John W. Shell, Ph.D.	—	—	—	—	—	—
John F. Hamilton	60,000	14.4	3.75	6/07/10	141,501	358,592
John N. Shell	40,000	9.6	3.75	6/07/10	94,334	239,061
Bret Berner, Ph.D.	40,000	9.6	3.75	6/07/10	94,334	239,061

(1)
The options reflected in this table were all granted under the Company's Amended and Restated 1995 Stock Option Plan (the "Plan"). The date of grant is ten years prior to the expiration date listed.

(2)
Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

(3)
Based on an aggregate of 416,250 shares underlying options granted to employees of the Company in fiscal 2000.

(4)
Exercise price is the fair market value on the date of grant as determined in accordance with the Plan.

Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year End Option Values

    The following table sets forth certain information regarding exercises of stock options during the fiscal year ended December 31, 2000 by the Named Executive Officers. Value of unexercised options is considered to be the difference between exercise price and market price of $4.375 per share on December 31, 2000. No options were exercised by the Named Executive Officers during fiscal 2000.

	Number of Securities Underlying Unexercised Options at December 31, 2000		Value of Unexercised In-the-Money Options at December 31, 2000
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
John W. Fara, Ph.D	397,481	281,686	$609,349	$229,777
John W. Shell, Ph.D.	—	—	—	—
John F. Hamilton	112,552	104,948	84,062	80,313
John N. Shell	66,539	73,127	78,966	53,658
Bret Berner, Ph.D.	35,468	72,032	15,077	43,673

    The Company did not make any awards during the fiscal year ended December 31, 2000 to any of the Named Executive Officers under any long-term incentive plan providing compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, excluding stock options.

    Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act") that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the Audit Committee Report, the Compensation Committee Report and the Performance Graph which follow, shall not be deemed to be incorporated by reference into any such filing.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls; and the Corporation's accounting and financial reporting processes generally. Each of the members of the Audit Committee meets the independence requirements of the American Stock Exchange. A copy of the charter is included in Appendix A to this Proxy Statement.

    The Audit Committee's primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; review and appraise the audit efforts of the Company's independent accountants; and to provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

    Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

    In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee:

  •
  Reviewed and discussed the audited financial statements with the Company's management;

  •
  discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees;

  •
  reviewed the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the nonaudit services performed by Ernst & Young LLP are compatible with maintaining their independence;

  •
  based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company's 2000 Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission; and

  •
  instructed the independent auditors that the Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE G. Steven Burrill W. Leigh Thompson, M.D., Ph.D.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

    Ernst & Young LLP has been the independent accounting firm that audits the financial statements of the Company since 1997. In accordance with standing policy, Ernst & Young LLP periodically changes the personnel who work on the audit.

    In addition to performing the audit of the Company's consolidated financial statements, Ernst & Young LLP provided various other services during 2000. The aggregate fees billed for 2000 for each of the following categories of services are set forth below:

Audit and review of the Company's 2000 financial statements	$61,950
All other services	$24,900

    Ernst & Young LLP did not provide any services related to financial information systems design and implementation during 2000.

    "All other services" includes (i) tax planning and the preparation of tax returns of the Company, (ii) acquisitions and due diligence reviews and integration services, and (iii) evaluating the effects of various accounting issues and changes in professional standards.

    The Audit Committee reviews summaries of the services provided by Ernst & Young LLP and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors is generally responsible for decisions concerning the compensation to be paid to the Company's executive officers. The Compensation Committee consists of Mr. Burrill and Dr. Thompson, both of whom are non-employee directors of the Company. In determining compensation policies, the Compensation Committee has access to compensation surveys for regional technology-based companies which compete with the Company in the recruitment of senior personnel and other executive compensation data and surveys.

Compensation Policies Affecting Executive Officers

    In determining the compensation to be paid to the Company's executive officers, the Compensation Committee employs compensation policies designed to align compensation with the Company's overall business strategy, values and management initiatives. These policies are intended to (i) attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company, (ii) recognize individual initiative and achievement, (iii) reward executives for short and long-term strategic management and the enhancement of shareholder value, and (iv) align management compensation with the achievement of the Company's goals and performance. As a result, compensation consists of salary and bonus, which provide current incentives, and stock options, which provide longer-term incentives.

    Base salaries for new management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for managerial talent, including a comparison of base salaries for comparable positions at similar companies of comparable size and capitalization. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive and the operational areas of the company for which he/she is responsible, and the responsibilities assumed by the executive. Cash bonus awards are based on the performance of the executive, the performance of the operational groups reporting to the executive and the performance of the Company.

    The compensation to be paid to any individual executive has not been based on any particular mathematical formula. Rather, the Compensation Committee reviews objectives, accomplishments, performance and compensation as a whole for each executive (and all executives), as well as the recommendations of the Chief Executive Officer, and makes appropriate compensation determinations in the exercise of its business judgement.

    Stock options are an integral part of each executive officer's compensation. The Compensation Committee believes that the opportunity for stock appreciation, through exercise of stock options that vest over time, closely aligns the interest of the executive officers with those of its shareholders. Options typically vest in equal installments over four years and, therefore, encourage an officer to remain in the employ of the Company. The size of individual awards take into account the executive officer's salary, the number and vesting schedule of outstanding options held by the officer and past contributions to the Company. No one factor is given special weight, but all are part of an overall assessment.

Chief Executive Officer's Compensation

    In 2000, Dr. John Fara, the Company's Chief Executive Officer, received a salary increase of 9% over his 1999 salary. The Compensation Committee believes that Dr. Fara's salary is currently in the mid-range of salaries for chief executive officers of other public technology-based companies of similar size and in the same geographic region as the Company. During 2000, Dr. Fara was granted a nonqualified stock option to purchase 125,000 shares of the Company's Common Stock, vesting over four years and expiring in 2010. The exercise price of the option is $3.75 per share, the fair market value of the Company's Common Stock on the date the option was granted. In 2000, Dr. Fara provided strong leadership to the Company in its achievement of strategic and financial objectives. Dr. Fara's bonus for 2000 reflects his important contributions to the Company's success in 2000.

Policy On Deductibility Of Executive Officer Compensation

    Section 162(m) of the Internal Revenue Code generally places a $1 million per person limit on the deduction a publicly held corporation may take for compensation paid to its chief executive officer and its four other highest paid executive officers unless, in general, the compensation is exempt as "performance based." For stock compensation to be "performance based," Section 162(m) requires a limit to be set on the number of options that may be granted to employees subject to the deduction cap. The Board has approved a limit of 500,000 as the maximum number of shares as to which options may be granted to any employee, consultant or director under the Plan in any one-year period. This limitation allows gains realized upon exercise of options to qualify as "performance based" and, therefore, to be excluded from compensation subject to the $1 million deductibility limit. The Company believes that all of its compensation paid to date meets the requirements for deductibility. In general, the Compensation Committee considers the deductibility limits of Section 162(m) in determining executive compensation.

COMPENSATION COMMITTEE G. Steven Burrill W. Leigh Thompson, M.D., Ph.D.

STOCK PRICE PERFORMANCE GRAPH

    Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the market value of the American Stock Exchange (U.S. Companies) and the Center for Research in Security Prices ("CRSP") Total Return Index for the Nasdaq Biotechnology Stocks for the period commencing on November 5, 1997 (the date the Company's Common Stock began trading) and ending on December 31, 2000.

COMPARISON OF 38 MONTH CUMULATIVE TOTAL RETURN*
AMONG DEPOMED, INC., THE AMEX MARKET VALUE INDEX
AND THE NASDAQ BIOTECHNOLOGY INDEX

      *
      $100 INVESTED ON 11/5/97 IN STOCK OR ON 10/31/97
      IN INDEX—INCLUDING REINVESTMENT OF DIVIDENDS.
      FISCAL YEAR ENDING DECEMBER 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In September 1997, the Company entered into an agreement with Burrill & Company, a private merchant bank, pursuant to which Burrill & Company is to provide assistance to the Company in the development of strategic partnerships with pharmaceutical and biotechnology companies. In 2000, the Company paid Burrill & Company $55,000 pursuant to the agreement. G. Steven Burrill, a director of the Company, is the Chief Executive Officer of Burrill & Company.

    In May 2000, the Company entered into a consulting agreement with John W. Shell, Ph.D. to provide services related to business development, new product opportunities and intellectual property. In 2000, the

Company paid Dr. Shell a total of $44,204 in fees associated with the agreement. Dr. Shell, the founder of the Company, retired as Chairman and Chief Scientific Officer of the Company in April 2000 and is currently serving as a director of the Company.

    The Company has entered into indemnification agreements with each of its current officers and directors pursuant to which the Company is obligated to indemnify such officers and directors for breaches of fiduciary duty to the fullest extent permitted by the California General Corporation Law.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors or ten percent shareholders were complied with, except that OrbiMed Capital LLC failed to timely file a Form 3 and Dr. Fara failed to timely file a Form 5 covering one transaction.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2001. Ernst & Young LLP has audited the Company's financial statements since 1997. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Required Vote

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to ratify the appointment of the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

SHAREHOLDER PROPOSALS

    Proposals of shareholders of the Company which are intended to be presented at the Company's 2002 meeting of shareholders must be received by the Secretary of the Company no later than December 31, 2001 in order to be included in the proxy soliciting material relating to that meeting.

OTHER MATTERS

    The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

THE BOARD OF DIRECTORS
Dated: April 30, 2001

APPENDIX A

AUDIT COMMITTEE CHARTER

Organization

    This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

    The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

    The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

    The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  •
  The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

  •
  The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business

A-1

    risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

  •
  The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

  •
  The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

A-2

PROXY	DEPOMED, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
June 5, 2001

   The undersigned shareholder of DepoMed, Inc. (the "Company") hereby appoints, John W. Fara and John F. Hamilton, and each of them with full power of substitution to each, the true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on April 9, 2001, at the Annual Meeting of Shareholders of the Company to be held on June 5, 2001 (the "Annual Meeting") at 11:00 a.m. at 1360 O'Brien Drive, Menlo Park, California and any adjournments or postponements thereof.

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR THE PROPOSALS.

   THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS RELATING TO THE ANNUAL MEETING.

Item 1.	To elect as directors, to hold office until the next meeting of shareholders and until their successors are elected, the six (6) nominees listed below:
Nominees: John W. Fara, Ph.D., John W. Shell, Ph.D., John N. Shell, G. Steven Burrill, Julian N. Stern, W. Leigh Thompson, M.D., Ph.D.
o	For
o	Withheld
o	For all nominees except as noted above
Item 2.	To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.
o FOR o AGAINST o ABSTAIN

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

o Mark here for address change and note below

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please have an authorized officer sign and indicate the full corporate name. If a partnership, please sign in partnership name by an authorized person.
Signature: Date: Signature: Date:
PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
ELECTION OF DIRECTORS
THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINATED DIRECTORS
MANAGEMENT
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
STOCK PRICE PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
OTHER MATTERS
APPENDIX A AUDIT COMMITTEE CHARTER